RYDEX VARIABLE TRUST

MAY 1, 2008

ALTERNATIVE INVESTMENT FUND

ALTERNATIVE STRATEGIES ALLOCATION FUND

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

ALTERNATIVE INVESTMENT FUND

5	ALTERNATIVE STRATEGIES ALLOCATION FUND

6	DESCRIPTION OF THE UNDERLYING FUNDS

7	DESCRIPTIONS OF PRINCIPAL RISKS

13	FUND PERFORMANCE

13	FUND FEES AND EXPENSES

14	MORE INFORMATION ABOUT THE FUND

14	INVESTMENT METHODOLOGY

14	PURCHASING AND REDEEMING SHARES

15	DIVIDENDS, DISTRIBUTIONS AND TAXES

16	MANAGEMENT OF THE FUND

BC	ADDITIONAL INFORMATION

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RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

ALTERNATIVE INVESTMENT FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the Alternative Strategies Allocation Fund (the "Fund"). The Fund is advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor.")

Shares of the Fund are available primarily for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

• MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

• ARE NOT FEDERALLY INSURED

• ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

• ARE NOT BANK DEPOSITS

• ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

ALTERNATIVE STRATEGIES ALLOCATION FUND

FUND OBJECTIVE

The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds (the "underlying funds") that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver low correlation to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize alternative or non-traditional asset classes or investment strategies (i.e., absolute return, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING FUNDS:

Rydex Funds (Affiliated Underlying Funds)

Rydex Variable Trust Absolute Return Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

Un-Affiliated Underlying Funds

PowerShares DB G10 Currency Harvest Fund

Because the underlying funds are not described in this Prospectus, a description of each underlying fund may be found under "Description of The Underlying Funds." The summaries are qualified in their entirety by reference to the prospectus and statement of additional information applicable to each underlying fund, which may be obtained by visiting the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. You may also obtain a copy of an affiliated underlying fund's prospectus or statement of additional information from your variable insurance contract provider.

Underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds ("ETFs"), commodity pools, and other pooled investment vehicles each of which has risks associated with it that are described in detail in each underlying fund's prospectus. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the Fund managers determine that it will help the Fund meet its investment objective.

PRINCIPAL RISKS

The Alternative Strategies Allocation Fund is subject to a number of risks that may affect the value of its shares, including:

• Commodity-Linked Derivative Investment Risk

• Conflicts of Interest Risk

• Counterparty Credit Risk

• Currency Risk

• Depositary Receipt Risk

• Derivatives Risk

• Early Closing Risk

• Energy Sector Concentration Risk

• Fixed Income Risk

• Foreign Issuer Exposure Risk

• Fund of Funds Risk

• High Yield Risk

• Investment in Investment Companies Risk

• Leveraging Risk

• Liquidity Risk

• Market Risk

• Portfolio Turnover Risk

• Real Estate Sector Concentration Risk

• Short Sales Risk

• Small-Capitalization and Mid-Capitalization Securities Risk

• Tax Risk

• Tracking Error Risk

• Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 7 for a discussion of each of the principal risks that apply to the Fund.

PROSPECTUS

DESCRIPTION OF THE UNDERLYING FUNDS

These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

Rydex Variable Trust Absolute Return Strategies Fund

The Absolute Return Strategies Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to, and less volatility than, equity indices. In an effort to achieve its objective, the Absolute Return Strategies Fund pursues those investment strategies widely employed by hedge funds that may be replicated through proprietary quantitative style analysis. The investment strategies include, but are not limited to: long/short equity; equity market neutral; fixed income arbitrage; merger arbitrage; and global macro strategies.

Rydex Variable Trust Commodities Strategy Fund

The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Commodities Strategy Fund's current benchmark is the S&P GSCITM Commodity Index. The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities. The Commodities Strategy Fund seeks exposure to the performance of the commodities markets by investing in commodity-linked structured notes, ETFs that provide exposure to the commodities markets and in commodity-linked derivative instruments, including swap agreements, commodity options, and futures and options on futures, and equity securities.

Rydex Variable Trust Managed Futures Strategy Fund

The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a specific benchmark for measuring trends in the commodity and financial futures markets. The Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the underlying benchmark. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator® (the "underlying benchmark" or the "S&P DTI"). The S&P DTI does not intend to passively represent the commodities market. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components and to add liquidity to the investment. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). It is expected that the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of commodities markets within the limitations of the federal tax requirements that apply to the Fund.

Rydex Variable Trust Real Estate Fund

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (REITs).

PowerShares DB G10 Currency Harvest Fund

The PowerShares DB G10 Currency Harvest Fund invests its proceeds in the DB G10 Currency Harvest Master Fund. The PowerShares DB G10 Currency Harvest Fund and its Master Fund seek to track changes, whether positive or negative, in the level of the Deutsche Bank G10 Currency Future Harvest Index — Excess ReturnTM (the "Index"), over time, plus the excess, if any, of the Master Fund's income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the PowerShares DB G10 Currency Harvest Fund and its Master Fund. The Index is comprised of long and short futures positions in six of the G10 currencies and is designed to reflect the return from investing on a 2:1 leveraged basis in long and short currency positions depending on the interest rate yield associated with one of the G10 currencies. Ultimately, the Index is designed to exploit the trend that currencies associated with relatively high interest rates, on average, tend to rise in value relative to currencies associated with relatively low interest rates. The G10 currencies include: U.S. Dollars, Euros, Japanese Yen, Canadian Dollars, Swiss Francs, British Pounds, Australian Dollars, New Zealand Dollars, Norwegian Krone and Swedish Krona. Neither the PowerShares DB G10 Currency Harvest Fund nor its Master Fund is considered to be an investment company as defined by the Investment Company Act of 1940. As such, neither the PowerShares DB G10 Currency Harvest Fund nor its Master Fund are subject to regulatory provisions of the Investment Company Act of 1940. Because the PowerShares DB G10 Currency Harvest Fund is an investment trust, the Fund's interests in the PowerShares DB G10 Currency Harvest Fund have none of the statutory rights normally associated with the ownership of shares of a corporation (including, for example, the right to bring derivative actions).The shares of the PowerShares DB G10 Currency Harvest Fund are registered with the SEC pursuant to the Securities Act of 1933 and its prospectus may be obtained from the SEC's EDGAR database on its web site — http://www.sec.gov.

DESCRIPTIONS OF PRINCIPAL RISKS

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – Certain of the underlying funds are exposed to the commodities markets. The underlying funds' exposure to the commodities markets may subject the underlying funds' investments, and thus the Fund, to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

• INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – Several of the underlying funds may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose certain of the underlying funds, and thus the Fund, economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the underlying funds may receive more or less principal than they originally invested. The underlying funds might receive interest payments that are more or less than the stated coupon interest payments.

• STRUCTURED NOTE RISK – Certain of the underlying funds intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. A highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, certain of the Rydex Funds received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by the affiliated underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by such underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Certain of the underlying funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index, or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and structured notes. The underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The underlying funds will not enter into any agreement with a counterparty unless the underlying fund's advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the underlying funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the underlying funds, this default will cause the value of the investment in the underlying funds to decrease. In addition, the underlying funds may enter into swap agreements with a limited number of counterparties, and certain of the underlying funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

• CREDIT DEFAULT SWAP RISK – Certain of the underlying funds may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will

PROSPECTUS

receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the underlying fund's, and thus the Fund's, credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the underlying funds invest.

CURRENCY RISK – Certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the underlying fund, and thus the Fund, to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. Certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – Certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in which the underlying funds invest are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of an underlying fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – Certain of the underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the underlying funds may cover their positions by owning the underlying security on which an option is written or by owning a call option on the underlying security. Alternatively, the underlying funds may cover their positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the underlying funds.

The risks associated with the underlying funds' use of futures and options contracts include:

• The underlying funds experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

• There may be an imperfect correlation between the changes in market value of the securities held by underlying funds and the prices of futures and options on futures.

• Although the underlying funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the underlying funds may be unable to close out their futures contracts at a time which is advantageous.

• Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

• Because option premiums paid or received by the underlying funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK – Certain of the underlying funds may be subject to the risk that energy sector commodities that they purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in such underlying funds, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FIXED INCOME RISK – Certain of the underlying funds may invest in fixed income securities or related investments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the underlying fund, and thus the Fund.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political, or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund and the Fund may lose their entire respective investments.

PROSPECTUS

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund will regularly invest in other investment companies, including the underlying funds and ETFs. In addition, certain of the underlying funds invest in shares of investment companies, such as ETFs, Unit Investment Trusts ("UITs"), and closed-end investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in the underlying funds or other investment companies, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying funds' and/or other investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. The costs associated with investments in ETFs may differ from those associated with the Fund's investments in the underlying funds. Similarly, an investor in the Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of the Fund may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the underlying funds or other investment company. The ability to redeem large blocks of ETF shares has historically resulted in the market price of individual ETF shares being at or near the net asset value of the ETF's underlying investments. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if it had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and the underlying funds may invest in investment companies and other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the Investment Company Act of 1940's regulatory scheme.

LEVERAGING RISK – Certain of the underlying funds invest in leveraged instruments. The more these underlying funds invest in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage, including borrowing, will cause the value of the underlying funds' shares, and thus the Fund's shares, to be more volatile than if the underlying fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying funds' portfolio securities. Certain of the underlying funds will engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may also cause the underlying funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the underlying funds' investment income, resulting in greater losses. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK – Certain of the underlying funds may be subject to liquidity risk. Under certain circumstances, it may be difficult for an underlying fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the underlying fund's portfolio, the ability of the underlying fund to assign an accurate daily value to these investments may be difficult and with respect to affiliated underlying funds, the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and the underlying funds in which it invests, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities and commodities indices. Investments in securities and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The Fund's and an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the NAV of the Fund or underlying fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's and an underlying fund's securities and derivatives may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds employ investment strategies that may frequently involve buying and selling portfolio securities to rebalance the underlying funds' exposure to various market sectors. Higher portfolio turnover may result in the underlying funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the underlying funds', and thus the Fund's, performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – Certain of the underlying funds may invest in the real estate industry including REITs (collectively, "Real Estate Companies"). The Fund's investment in such underlying funds is subject to the risk that the real estate industry will underperform the market as a whole. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the credit extended. These factors may increase the volatility of an underlying fund's investments in Real Estate Companies and negatively impact the Fund's investment in such underlying fund.

SHORT SALES RISK – The Fund, and certain of the underlying funds in which the Fund invests, may engage in short sales. Short sales are transactions in which the Fund or an underlying fund sells a security it does not own. To complete the transaction, the Fund or the underlying fund must borrow the security to make delivery to the buyer. The Fund or the underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or the underlying fund. If the underlying security goes down in price between the time the Fund or the underlying fund sells the security and buys it back, the Fund or the underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or the underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or the underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or the underlying fund must pay to the lender of the security. The Fund or the underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or the underlying fund's needs for immediate cash or other liquidity. The Fund's or the underlying fund's investment performance may also suffer if the Fund or the underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or the underlying fund to deliver the securities the Fund or the underlying fund borrowed at the commencement of the short sale and the Fund or the underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or the underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or the underlying fund's open short positions. These expenses negatively impact the performance of the Fund or the underlying fund. For example, when the Fund or the underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or the underlying fund on the investment of the cash generated by the short sale. Similarly, when the Fund or the underlying fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's or the underlying fund's unrealized gain or reduces the Fund's or the underlying funds' unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or the underlying fund is obligated to pay is greater than the interest earned by the Fund or the underlying fund on investments, the performance of the Fund or the underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or the underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds may invest in small-capitalization and mid-capitalization companies. In comparison to securities of companies with larger capitalizations, securities of small-capitalization and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Small-capitalization and medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK – The Fund may invest in certain underlying funds that are subject to tax risk. As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the underlying funds currently gain most of their exposure to the commodities markets by entering into commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the underlying funds invest will not be considered qualifying income after September 30, 2006. The affected underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

Certain of the underlying funds have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate certain affiliated underlying funds in a manner consistent with each underlying fund's current investment objective by investing in these commodities-linked structured notes.

TRACKING ERROR RISK – Certain of the underlying funds are subject to tracking error risk. Tracking error risk refers to the risk that an underlying fund's advisor may not be able to cause the underlying fund's performance to match or correlate to that of its benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between the underlying fund's investments and those of its benchmark, rounding

PROSPECTUS

of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error. Certain of the underlying funds that seek to track their respective benchmarks over time, are subject to the effects of mathematical compounding which may prevent the underlying funds' from correlating with the monthly, quarterly, annual or other performance of their benchmarks. Tracking error risk may cause an underlying fund's, and thus the Fund's, performance to be less than you expect.

TRADING HALT RISK – Certain of the underlying funds may invest typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the New York Stock Exchange ("NYSE"), have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the underlying fund prices its shares may limit the underlying fund's ability to use leverage and may prevent the underlying fund from achieving its investment objective. In such an event, the underlying fund also may be required to use a "fair-value" method to price their outstanding contracts or securities.

FUND PERFORMANCE

The Alternative Strategies Allocation Fund commenced operations on May 1, 2008 and therefore, does not have a performance history for a full calendar year.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. OWNERS OF VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.

Alternative Strategies Allocation Fund

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
MANAGEMENT FEES	None
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES	None
OTHER EXPENSES[1]	0.01%
ACQUIRED FUND FEES AND EXPENSES[2]	1.75%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.76%

1 Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year.

2 As a shareholder in certain underlying funds (the "Acquired Funds"), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" is based on estimated amounts for the current fiscal year and are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown above.

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example reflects your costs based on these assumptions.

ALTERNATIVE STRATEGIES ALLOCATION FUND	1 YEAR	3 YEARS
	$179	$554

PROSPECTUS

MORE INFORMATION ABOUT THE FUND:
INVESTMENT METHODOLOGY

ADVISOR'S INVESTMENT METHODOLOGY

The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures and real estate.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Fund may not achieve its investment objective.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Fund reserves the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent Trading Policy. Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus basis by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of the Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For the Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the exchange or market where the Fund's securities or other investments are primarily traded closes early — such as on days in advance of holidays generally observed by participants in these markets — the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values shares of the underlying funds at their NAV and other investments at market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their separate account prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

TAXES

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. The underlying funds intend to invest in a number of complex securities which may affect the underlying funds' ability to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

PROSPECTUS

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund does not pay the Advisor a management fee.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

A discussion regarding the basis for the Board's August 2007 approval of the Fund's investment advisory agreement is available in the Trust's Annual Report to Shareholders, which covers the period January 1, 2007 to December 31, 2007.

PORTFOLIO MANAGEMENT

Mike Byrum, President and Chief Investment Officer ("CIO") of Rydex Investments, leads the Portfolio Department. Mr. Byrum's senior management team, called the Investment Leadership Team ("ILT"), consists of six investment professionals that are responsible for overseeing different functions within the Portfolio Department. Including Mr. Byrum, those members include Michael Dellapa as the Director of Alternative Investment Strategies, Ryan Harder as Senior Portfolo Manager, Douglas Holmes as the Director of Stock Selection and Asset Allocation, David Reilly as the head of Portfolio Strategies, and Stephen Sachs as the Director of Trading. The role of the ILT is to set the overall policies of the Portfolio Department with respect to investment strategies and business development. The remainder of the Portfolio Department reports to the members of the ILT, and consists of a team of approximately 15 investment professionals that focus on research, trading, and implementing the portfolios.

On a day-to-day basis the following four individuals are jointly and primarily responsible for the management of the Fund.

Michael P. Byrum, CFA, President and CIO of Rydex Investments — As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa, Harder, and Holmes. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed the Fund since its inception.

Michael J. Dellapa, CFA, CAIA, Director of Alternative Investment Strategies — Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed the Fund since its inception.

Ryan A. Harder, CFA, Senior Portfolio Manager — Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a

Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed the Fund since its inception.

Douglas Holmes, CFA, Director of Stock Selection and Asset Allocation — As the Director of Stock Selection and Asset Allocation, Mr. Holmes oversees the development and daily maintenance of the stock selection and asset allocation methodologies employed by the Rydex Funds. While Mr. Holmes is involved in the management of all of the Rydex Funds, he focuses on the management of the Alternative Investment, Essential Portfolio and Sector Funds. Mr. Holmes first became associated with Rydex as a consultant in September 2004. In October 2005, Mr. Holmes accepted a permanent position as the Strategic Advisor and in September 2007 was named the Director of Stock Selection and Asset Allocation. Mr. Holmes has been a member of the ILT since its inception. Prior to his association with Rydex, Mr. Holmes was a 20-year veteran of State Street Global Advisors as the department head of the US Indexing Department, the US Active Department, and finally the Global Enhanced Department. He holds a BS degree in mathematics from Northeastern University. Mr. Holmes has co-managed the Fund since its inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated May 1, 2008. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the Annual and Semi-Annual Reports. Also, in the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Because shares of the Fund are available primarily for variable annuity and variable life insurance products, the Fund does not provide its SAI and shareholder reports on its web site.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund's SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Rydex Investments. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
BC

9601 Blackwell Road • Suite 500 • Rockville, MD 20850
www.rydexinvestments.com • 800.820.0888

VTASA-1-1108X0509